Exhibit 10.50

WAIVER AND FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

THIS WAIVER AND FIFTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT (this “Amendment”) is entered into as of January 25, 2013 by and among GSE ENVIRONMENTAL, INC., a Delaware corporation f/k/a Gundle/SLT Environmental, Inc. (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Credit Agreement dated as of May 27, 2011 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Agent and Lenders (i) waive the Acquisition Leverage Requirement in respect of the Subject Acquisition (as such terms are defined below)1 and (ii) amend certain provisions of the Credit Agreement; and

WHEREAS, subject to the satisfaction (or waiver by the Lenders) of the conditions set forth herein, Agent and the Lenders signatory hereto constituting the Required Lenders are willing to waive the Acquisition Leverage Requirement in respect of the Subject Acquisition and to amend the Credit Agreement in certain respects, in each case, on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Limited Waiver.  The Borrower has informed Agent and the Lenders that (a)  the Borrower desires to acquire all of the equity interests of a Delaware limited liability company previously identified to the Agent (“Target”), from the owners thereof (collectively, the “Seller”),  pursuant to and on substantially the terms and conditions set forth in that certain Unit Purchase Agreement by and among the Borrower, the Seller, Target and GSE Environmental LLC or its designee, and otherwise, except to the extent expressly set forth herein, in accordance with the terms and conditions applicable to Permitted Acquisitions set forth in the Credit Agreement (such Acquisition, the “Subject Acquisition”) and (b) notwithstanding the requirements of clause (a)(3)(x)(II) of the definition of Permitted Acquisition set forth in the Credit Agreement, the Borrower’s Total Senior Leverage, calculated on a Pro Forma Basis after giving effect to the Subject Acquisition and this Amendment, shall exceed 3.75:1.00 (the “Acquisition Leverage Requirement”).

Upon satisfaction (or waiver by the Lenders) of the conditions set forth in Section 4 hereof, Agent and the Lenders signatory hereto constituting the Required Lenders hereby waive  the Acquisition Leverage Requirement solely with respect to the Subject Acquisition; provided, the waiver set forth herein is expressly conditioned upon the consummation of the Subject Acquisition no later than February 28, 2013 (the “Outside Date”) and the parties hereto expressly acknowledge and agree that the waiver set forth herein shall be null and void ab initio and of no further force or effect upon the failure of the Subject Acquisition to be consummated on or before the Outside Date.

The  waiver contained in this Section 2 is a limited waiver and (i) shall only be relied upon and used for the specific purposes expressly set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver, except as otherwise expressly set forth herein, of (a) any Default or Event of Default or (b) any term or condition of the Credit Agreement and the other Loan Documents (including, but not limited to, the terms and conditions set forth in the definition of Permitted Acquisition (other than the Acquisition Leverage Requirement with respect to the Subject Acquisition as waived in accordance herewith)), (iii) shall not constitute nor be deemed to constitute a consent by the Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

3. Amendments to Credit Agreement.  Upon satisfaction (or waiver by the Lenders) of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 5.4 of the Credit Agreement is hereby amended by:

(i) deleting subsection (b) thereof in its entirety and substituting the following therefor:

“(b)  extensions of credit or any other Investment by (i) any Credit Party (other than Holdings) to any other Credit Party (other than Holdings), provided that the Borrower may not transfer all or any material portion of its property pursuant to this clause (b), (ii) the Borrower or any Subsidiary Guarantor to any Foreign Subsidiary,  GSE International, Inc. or another Excluded Subsidiary of the Borrower not to exceed $10,000,000 in aggregate at any time outstanding for all such Investments (determined without regard to any write-downs or write-offs), (iii) the Borrower or any Domestic Subsidiary of the Borrower to any Foreign Subsidiary or any Excluded Subsidiary of the Borrower to the extent funded with an amount not to exceed the amount of payments, whether from a Restricted Payment, Investment, on account of a trade receivable or otherwise,  received not more than thirty (30) days prior to the date such Investment is made by the Borrower or other Credit Party from a Foreign Subsidiary or an Excluded Subsidiary of the Borrower and made for the express purpose of funding such Investment in such Foreign Subsidiary or Excluded Subsidiary; provided that if the Investments described in foregoing clauses (i), (ii) and (iii) are evidenced by notes, such notes shall be pledged to Agent, for the benefit of the Secured Parties, and have such terms as Agent may reasonably require, (iv) a Foreign Subsidiary or Excluded Subsidiary of the Borrower to another Foreign Subsidiary or Excluded Subsidiary of the Borrower and (v) a Foreign Subsidiary or Excluded Subsidiary of the Borrower to the Borrower or a Domestic Subsidiary of the Borrower so long as the respective Foreign Subsidiary, Excluded Subsidiary and Domestic Subsidiary has entered into the Intercompany Subordination Agreement;”

and (ii) inserting the text “or any Excluded Subsidiary” immediately following the text “ “Foreign Subsidiaries” each time it appears in clause (m).

(b) Section 5.5 of the Credit Agreement is hereby further amended by adding the text “or (s)” at the end of clause (e) thereof.

(c) Section 11.1 of the Credit Agreement is hereby further amended by

(i) deleting the definition of Total Senior Leverage Ratio set forth therein and substituting the following therefor:

"Total Senior Leverage Ratio" means, at any date of determination, the Total Leverage Ratio on such date of determination but excluding from the numerator thereof any Subordinated Indebtedness and any unsecured Indebtedness, in each case, of Holdings and its Subsidiaries.

and (ii) deleting clause (v) of the definition of Excluded Subsidiaries set forth therein and substituting the following therefor:

“(v) any Wholly-Owned Domestic Subsidiary substantially all of whose Property are (and continue to be) only the Stock of CFC’s and, to the extent not prohibited by this Agreement, cash and cash equivalents and intercompany receivables and loans,”

(d) Effective as of the Closing Date, Schedule 5.4 to the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting the new Schedule 5.4 attached hereto as Exhibit A therefor.

4. Conditions.  The effectiveness of this Amendment is subject to the satisfaction (or waiver by the Lenders) of the following conditions precedent or concurrent:

(a) the execution and delivery to Agent of this Amendment by each Credit Party, Agent and Required Lenders;

(b) the payment by Borrower to Agent of a fully-earned, non-refundable amendment fee for the ratable benefit of each applicable Lender that has delivered and released to Agent its executed signature page to this letter agreement by no later than 5:00 p.m. CST on January 23, 2013 (each such Lender, a “Consenting Lender”), equal to 0.125% of the sum of (y) the aggregate Revolving Loan Commitments of all Consenting Lenders and (z) the outstanding principal amount of the Initial Term Loan held by Consenting Lenders, in each case, as of the date hereof;

(c) after giving effect to this Amendment, the truth and accuracy in all material respects of the representations and warranties contained in Section 5 hereof; and

(d) no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Amendment.

5. Representations and Warranties.   Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a) the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

(b) such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

(c) such Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(d) the execution, delivery and performance by such Credit Party of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action;

(e) this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(f) the execution, delivery and performance by each of the Credit Parties of this Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect; and

(g) no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

6. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended, waived or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

7. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Agent.

9. Further Assurance.  Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Credit Agreement and the Loan Documents.

10. Governing Law and Jurisdiction.

(a) Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b) Submission to Jurisdiction.  Any legal action or proceeding with respect to this Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c) Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein).  Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Non-Exclusive Jurisdiction.  Nothing contained in this Section 10 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e) Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS

(f) AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

11. Severability.  The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

BORROWER:

GSE ENVIRONMENTAL, INC.
By:         /s/ J. Michael Kirksey

Name:    J. Michael Kirksey
Title:      Executive Vice President & Chief Financial Officer

CREDIT PARTIES:

GSE HOLDING, INC.

By:           /s/ J. Michael Kirksey
Name:      J. Michael Kirksey
Title:        Executive Vice President & Chief Financial Officer

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and as a Lender

By:           /s/ Richard B. Davidson
Name:      Richard B. Davidson
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MGEC Holdings 2 Ltd, as a Lender

By:           General Electric Capital Corporation, as Servicer
/s/ Richard B. Davidson
Name:     Richard B. Davidson
Title:       Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

MGEC FUNDING 1, LTD., as a Lender

By:           General Electric Capital Corporation, asServicer
/s/ Richard B. Davidson
Name:     Richard B. Davidson
Title:       Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GE CAPITAL BANK, f/k/a/ GE CAPITAL
FINANCIAL INC., as a Lender

By:           /s/ Heather-Leigh Glade
Name:      Heather-Leigh Glade
Title:        Duly Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES FINANCE LLC, as a Lender

By:           /s/ E. Joseph Hess
Name:      E. Joseph Hess
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JEFFERIES LEVERAGED CREDIT PRODUCTS,
LLC, as a Lender

By:           /s/ William P. McLoughlin
Name:      William P. McLoughlin
Title:        Senior Vice President

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN CAPITAL LLC, as a Lender

By:           /s/ E. Joseph Hess
Name:      E. Joseph Hess
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

JFIN 2012 LTD, as a Lender

By:           JEFFERIES FINANCE LLC, as Portfolio
Manager

By:           /s/ E. Joseph Hess
Name:      E. Joseph Hess
Title:        Managing Director

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GARRISON FUNDING 2012-1 LLC, as aLender
By:           Garrison Funding 2012-1 ManagerLLC, its collateral manager

By:           /s/ Julian Weldon
Name:      Julian Weldon
Title:        Secretary

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

PennantPark Floating Rate Funding 1, LLC, as a Lender

By:           /s/ Arthur H. Penn
Name:      Arthur H. Penn
Title:        CEO

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2006-1 (CAYMAN) LTD.

By:           Black Diamond CLO 2006-1 Adviser,L.L.C.,
as Its Collateral Manager
By:           /s/ Stephen H. Deckoff
Name:      Stephen H. Deckoff
Title:        Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2005-2 LTD.
By:           Black Diamond CLO 2005-2 Adviser,L.L.C.
as Its Collateral Manager

By:           /s/ Stephen H. Deckoff
Name:      Stephen H. Deckoff
Title:        Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Black Diamond CLO 2005-2 LTD.
By:           Black Diamond CLO 2005-2 Adviser,L.L.C.
As Its Collateral Manager

By:           /s/ Stephen H. Deckoff
Name:      Stephen H. Deckoff
Title:        Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

GSE Capital Corp. Loan Funding 2005-1
By:           GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager
By:           GSE MANAGER, LLC, in itscapacity as Manager
By:           BLACK DIAMOND CAPITAL
MANAGEMENT, L.L.C., in itscapacity as Member

By:           /s/ Stephen H. Deckoff
Name:      Stephen H. Deckoff
Title:        Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

By:           GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager
By:           GSE MANAGER, LLC, in its capacity as
Manager
By:           BLACK DIAMOND CAPITAL
MANAGEMENT, L.L.C., in its capacity as
Member

By:           /s/ Stephen H. Deckoff
Name:      Stephen H. Deckoff
Title:        Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

By:           GSC Acquisition Holdings, L.L.C.,
as its Collateral Manager
By:           GSC MANAGER, LLC. in its capacity as
Manager
By:           BLACK DIAMOND CAPITAL
MANAGEMENT, L.L.C., in its capacity
as Member

By:           /s/ Stephen H. Deckoff
Name:      Stephen H. Deckoff
Title:        Managing Principal

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

FIFTH STREET FUNDING II, LLC,
as a Lender

By:           /s/ Ivelin M. Dimitrov
Name:      Ivelin M. Dimitrov
Title:        Chief Investment Officer

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

SUNS SPV LLC, as a Lender
By:           /s/ Suhail A. Shaikh
Name:      Suhail A. Shaikh
Title:        Authorized Signatory

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

ING CAPITAL LLC, as a Lender

By:           /s/ Andrew C. Sepe
Name:      Andrew C. Sepe
Title:        Director